UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2006, providing for the issuance of Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-7)

                Lehman Mortgage Trust 2006-7
(Exact Name of Issuing Entity)
         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)
         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
                Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $746,053,996 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-A7, Class 5-A8, Class AP, Class AX, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class R Certificates, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-7 on October 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 13, 2006, as supplemented by the Prospectus Supplement dated October 27, 2006 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2006, among Structured Asset Securities Corporation, as depositor, HSBC Bank USA, National Association, as trustee, Wells Fargo Bank, N.A., as securities administrator and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-A7, Class 5-A8, Class AP, Class AX, Class M, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class R, Class X and Class LT-R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of three pools of certain fixed rate, conventional, fully amortizing and balloon, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $754,351,721 as of October 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On October 30, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B6	$2,640,000
Class B7	$3,017,000
Class B8	$2,640,725
Class LT-R	N/A
Class X	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, Wells Fargo Bank, N.A., as Securities Administrator, and Aurora Loan Services LLC, as Master Servicer.

4.2
Exchange Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N.A., as Securities Administrator.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as seller, and Aurora Loan Services LLC, in the capacities as Servicer and as Master Servicer, as acknowledged by HSBC Bank USA, National Association, as Trustee.

99.3
Reconstituted Servicing Agreement dated as of October 1, 2006, by and between Lehman Brothers Holdings Inc., as seller and IndyMac Bank, F.S.B., as Servicer, and as acknowledged by Aurora Loan Services LLC, as Master Servicer and HSBC Bank USA, National Association, as Trustee.

99.4
The Interest Rate Cap Agreement dated as of October 30, 2006, by and between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By: /s/ Michael Hitzmann
        Name: Michael Hitzmann
    Title: Senior Vice President

Dated: November 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.3
Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, Wells Fargo Bank, N.A., as Securities Administrator, and Aurora Loan Services LLC, as Master Servicer.

4.4
Exchange Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N.A., as Securities Administrator.

99.4	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.5
Servicing Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as seller, and Aurora Loan Services LLC, in the capacities as Servicer and as Master Servicer, as acknowledged by HSBC Bank USA, National Association, as Trustee.

99.6
Reconstituted Servicing Agreement dated as of October 1, 2006, by and between Lehman Brothers Holdings Inc., as seller and IndyMac Bank, F.S.B., as Servicer, and as acknowledged by Aurora Loan Services LLC, as Master Servicer and HSBC Bank USA, National Association, as Trustee.

99.4
The Interest Rate Cap Agreement dated as of October 30, 2006, by and between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-7.